EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

Supplement to Summary Prospectus dated December 1, 2020 as revised April 1, 2021

The following change is effective June 30, 2021:

The following replaces “Portfolio Managers” under “Management”:

John R. Baur, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Akbar Causer, Vice President of Eaton Vance, has managed the Fund since June 2021.

Michael A. Cirami, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

June 15, 2021	39063 6.15.21